Exhibit 10.4

EXECUTION VERSION

SIXTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT AND SECOND AMENDMENT TO GUARANTEE AGREEMENT

THIS SIXTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT AND SECOND AMENDMENT TO GUARANTEE AGREEMENT (this "Amendment"), dated as of September 25, 2020, is entered into by and among GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer ("Buyer"), GP Commercial GS LLC (f/k/a TH Commercial GS LLC), a Delaware limited liability company, as seller ("Seller"), and GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, as guarantor ("Guarantor"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

WITNESSETH:

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of May 2, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of November 16, 2017, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 9, 2018, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of July 16, 2019, and as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 1, 2020 (as the same has been or may be further amended, modified and/or restated from time to time, the "Master Repurchase Agreement");

WHEREAS, Guarantor has executed and delivered that certain Guarantee Agreement, dated as of June 28, 2017, as amended by that certain First Amendment to Guarantee Agreement, dated as of December 17, 2019 (as the same has been or may be further amended, modified and/or restated from time to time, the "Guarantee Agreement"); and

WHEREAS, Seller, Guarantor and Buyer have agreed, subject to the terms and conditions hereof, that the Master Repurchase Agreement and the Guarantee Agreement shall be amended as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to Master Repurchase Agreement. The definition of "Change of Control" in the Master Repurchase Agreement is hereby amended and restated in its entirety as follows:

""Change of Control" shall mean the occurrence of any of the following events:

(a) any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the 1934 Act) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a percentage of the total voting power of all classes of Capital Stock of Guarantor entitled to vote generally in the election of directors, members or partners of thirty five percent (35%) or more;

(b) Guarantor shall cease to own and Control, of record and beneficially, directly or indirectly one hundred percent (100%) of each class of outstanding Capital Stock of Pledgor;

(c) Pledgor shall cease to own and Control, of record and beneficially, directly or indirectly one hundred percent (100%) of each class of outstanding Capital Stock of Seller; or

(d) any transfer of all or substantially all of Guarantor's, Pledgor's or Seller's assets (other than any securitization transaction or any repurchase or other similar transactions in the ordinary course of Guarantor's, Pledgor's or Seller's business)."

2.	Amendments to Guarantee Agreement. The Guarantee Agreement is hereby amended as follows:

(a)	Exhibit A to the Guarantee Agreement is hereby amended by adding the following new defined terms in their correct alphabetical order:

"CECL Reserves" shall mean, with respect to any Person and as of a particular date, all amounts determined in accordance with GAAP under ASU 2016-13 and recorded on the balance sheet of such Person and its consolidated Subsidiaries as of such date.

(b)	The lead-in language to Section 9(a) of the Guarantee Agreement is hereby amended and restated in its entirety as follows:

"(a) Guarantor shall not, with respect to itself and its consolidated Subsidiaries, directly or indirectly, permit any of the following to be breached, as determined quarterly on a consolidated basis in conformity with GAAP, as adjusted pursuant to the last sentence of this Section 9(a):"

(c)	Section 9(a) of the Guarantee Agreement is hereby further amended by adding the following new sentence at the end thereof:

"Notwithstanding anything to the contrary herein, all calculations of the financial covenants in this Section 9(a) shall be adjusted to remove the impact of (i) CECL Reserves and (ii) consolidating any variable interest entities under the requirements of Accounting Standards Codification ("ASC") Section 810 and/or transfers of financial assets accounted for as secured borrowings under ASC Section 860, as both of such ASC sections are amended, modified and/or supplemented from time to time."

3.	Conditions Precedent to Amendment. This Amendment shall become effective on the date upon which this Amendment has been duly executed and delivered by Seller, Guarantor and Buyer.

4.	Representations and Warranties of Seller and Guarantor. On and as of the date hereof, after giving effect to this Amendment:

(a)	each of Seller and Guarantor hereby represents and warrants to Buyer that no Default or Event of Default exists, and no Default or Event of Default will occur as a result of the execution, delivery and performance by such party of this Amendment;

(b)	Seller hereby represents and warrants to Buyer that all representations and warranties of Seller contained in Article 9 of the Master Repurchase Agreement are true and correct in all material respects (except for any such representation or warranty that by its terms refers to a specific date, in which case such representation or warranty was true and correct in all material respects as of such other date); and

(c)	Guarantor hereby represents and warrants to Buyer that all representations and warranties of Guarantor contained in the Guarantee Agreement are true and correct in all material respects (except for any such representation or warranty that by its terms refers to a specific date, in which case such representation or warranty was true and correct in all material respects as of such other date).

5.	Continuing Effect; Reaffirmation of Master Repurchase Agreement and Guarantee Agreement.

(a)	As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and the Guarantee Agreement are ratified and confirmed by the respective parties thereto and shall remain in full force and effect. In addition, any and all guaranties (as amended hereby) and indemnities for the benefit of Buyer, and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

(b)	Seller, Guarantor and Buyer have entered into this Amendment solely to amend the terms of the Master Repurchase Agreement and the Guarantee Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor under or in connection with the Master Repurchase Agreement, the Guarantee Agreement or any other document executed in connection therewith to which Seller or Guarantor is a party.

(c)	It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of Seller and Guarantor under the Master Repurchase Agreement and the other Transaction Documents are preserved, and (ii) the liens and security interests granted under the Master Repurchase Agreement continue in full force and effect.

6.	Binding Effect; No Partnership. The provisions of the Master Repurchase Agreement and the Guarantee Agreement, as amended hereby, shall be binding upon and inure to the benefit of the respective parties thereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.

7.	Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. the words "executed," signed," "signature," and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic transmission or electronic format (including, without limitation, "pdf", "tif" or "jpg") and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

8.	Further Agreements. Each of Seller and Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

9.	Governing Law; Submission to Jurisdiction, Etc. The provisions of Articles 20 and 25(a) of the Master Repurchase Agreement are hereby incorporated herein by reference and shall apply to this Amendment, mutatis mutandis, as if more fully set forth herein.

10.	Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

11.	References to Transaction Documents. All references to the Master Repurchase Agreement or the Guarantee Agreement in any Transaction Document or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement or the Guarantee Agreement, as applicable, as amended hereby, unless the context expressly requires otherwise.

12.	No Waiver. The execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of Buyer under the Master Repurchase Agreement or any other Transaction Document, (ii) constitute a waiver of any provision in the Master Repurchase Agreement or in any of the other Transaction Documents or of any Default or Event of Default that may have occurred and be continuing, (iii) limit, impair, constitute a waiver by, or otherwise affect any right or power of Buyer to determine that a Material Adverse Effect, Margin Deficit, Default or Event of Default has occurred or (iv) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Master Repurchase Agreement or in any of the other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By:	/s/ Jeffrey Dawkins
	Name:	Jeffrey Dawkins
	Title:	Authorized Person

[Signature Page – Sixth Amendment to Master Repurchase and
Securities Contract Agreement and Second Amendment to Guaranty]

SELLER:

GP Commercial GS LLC,
a Delaware limited liability company

By:	/s/ Marcin Urbaszek
	Name:	Marcin Urbaszek
	Title:	Chief Financial Officer

GUARANTOR:

GRANITE POINT MORTGAGE TRUST INC.,
a Maryland corporation

By:	/s/ Marcin Urbaszek
	Name:	Marcin Urbaszek
	Title:	Chief Financial Officer

[Signature Page – Sixth Amendment to Master Repurchase and
Securities Contract Agreement and Second Amendment to Guaranty]